Earnings (Loss) Per Share	6 Months Ended
Jun. 30, 2020
Earnings Per Share [Abstract]
Earnings (Loss) Per Share	EARNINGS (LOSS) PER SHARE
Basic earnings per ordinary share is computed by dividing net earnings attributable to holders of the Company's Class A common shares by the weighted average number of common shares outstanding during the period. Diluted earnings per ordinary share is computed by dividing net earnings attributable to holders of the Company's Class A common shares by the weighted average number of common shares outstanding during the period increased by the number of additional shares that would have been outstanding related to potentially dilutive securities or instruments, if the impact is dilutive.

The details of the earnings per share calculations for the three and six months ended June 30, 2020 and 2019 are as follows (in millions, except per share and per share amounts:

	Three months ended June 30, 2020	Three months ended June 30, 2019 (1)	Six months ended June 30, 2020	Six months ended June 30, 2019 (1)
Net income (loss) attributable to common shareholders	$26.2	$(18.9)	$(242.7)	$(93.3)

Weighted-average number of ordinary shares outstanding - basic	328,411,705	118,261,955	284,534,285	118,261,955
Dilutive effect of equity-based compensation and warrants	2,724,375	—	—	—
Weighted-average number of ordinary shares outstanding - diluted	331,136,080	118,261,955	284,534,285	118,261,955

Net income per share attributable to common shareholders
Basic	$0.08	$(0.16)	$(0.85)	$(0.79)
Diluted	0.08	(0.16)	(0.85)	(0.79)

(1)The Business Combination was accounted for as a reverse capitalization in accordance with U.S. GAAP. See Note 1 "Description of the Business". Accordingly, weighted-average shares outstanding for purposes of the earnings per share calculation have been retroactively restated as shares reflecting the exchange ratio established in the Business Combination (1.0 Vertiv Holdings share to 118.261955 Vertiv Holdings Co shares).

The dilutive effect of stock awards and warrants was 2.7 million shares during the three months ended June 30, 2020. Additional stock awards and warrants were also outstanding during the six months ended June 30, 2020, but were not included in the computation of diluted earnings per common share because the effect would be anti-dilutive. Such anti-dilutive awards represented 5.4 million shares for the three months ended June 30, 2020. For the six months ended June 30, 2020, anti-dilutive awards and warrants represented 6.8 million shares and 33.5 million million shares, respectively.

Each warrant is exercisable for one share of Class A common stock at a price of $11.50 per share. No fractional shares will be issued upon exercise of the warrants and only whole warrants will trade. Warrants became exercisable 30 days after the Business Combination and will expire at 5:00 p.m., New York City time, five years after the completion of the Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last reported sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sent the notice of redemption to the warrant holders.